Exhibit 10.39

Pledge and Assignment Agreement

Whereas Global Energy, Inc. (“Corporation”) has on this date executed and delivered to Ohio National Financial Services, Inc. (“ONFS”) the Continuing Guaranty (“Guaranty”) which guaranties all obligations, including but not limited to the right granted to ONFS to convert debt into stock of the Corporation under (a) the Promissory Note issued in favor of ONFS by Assignor’s subsidiary, Lima Energy Company (“Lima”) in the principal amount of $2,000,000.00 (the “Note”), and (b) the Security Agreement securing the obligations under the Note (collectively, including the Note, Security Agreement, Guaranty and Personal Guaranty, the “Loan Documents”) and

Whereas Harry H. Graves (“Graves”) has on this date executed and delivered to and in favor of ONFS his personal guaranty (the “Personal Guaranty”) of not more than $250,000.00 of the Lima’s obligations under the Loan Documents

NOW THEREFORE, Corporation and Graves (hereinafter individually and jointly referred to as “Assignors”), individually and jointly, for value received, do hereby bargain, sell, assign, pledge transfer, deliver and set over to ONFS, its successors and assigns, 53,334 shares of common stock of Corporation listed on Exhibit A (“Pledged Stock”), representing not less than 1.04% of the issued and outstanding shares of Assignor as collateral security for the prompt payment and performance of all obligations which may become due and owing under any and all the Loan Documents and as collateral security for any past or future obligations of or advances made by ONFS to Lima or the Corporation; together with any stock that may be pledged or assigned hereafter, shall stand as one general continuing collateral security for the whole of the obligations or advances, so that the deficiency on any one shall be made good from the collateral for the rest

1. Appointment. Assignors hereby appoint ONFS as its true and lawful attorney, irrevocably and in Assignors’ respective name and stead, but to ONFS own use and benefit, to collect, receive, receipt for, sell, assign, transfer, or set over, the whole or any part of the Pledged Stock stated above, and for that purpose to do all acts and things necessary or proper in the premises, and one or more persons to substitute with like power, by this means ratifying and conforming all that our attorney or its substitute or substitutes shall lawfully do by virtue of this agreement.

2. Representation. Assignors represent that the shares of Corporation listed on Exhibit A represent not less than 1.04% of the issued and outstanding shares of Assignor and hereby warrants that, so long as any of the Loan Documents remain in force, Assignors shall pledge and assign sufficient additional shares such that the total shares pledged and assigned hereunder shall represent not less than 1.04% of the total shares of Corporation issued and outstanding. Such additional shares shall then become subject to this Agreement as if originally entered on Exhibit A.

3. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

“Agreement” shall mean this Pledge and Assignment Agreement.

“Board” means the board of directors of the Corporation.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Corporation.

“Corporation” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the holders of Registrable Shares who are parties to this Agreement, including but not limited to Investor, or successors or assigns or subsequent holders contemplated by Section 14 hereof.

“Initial Public Offering” means the first registered public offering of the Corporation’s Common Stock by the Corporation under the Securities Act with the proceeds to the Corporation of not less than $2 million before payment of any underwriters discounts or commissions.

“Investor” shall mean ONFS.

“Person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 4(a) hereof.

“Registrable Shares” means, at any time, shares of Common Stock pledged or issued to the Investor under this Agreement, any shares of Common Stock issued or issuable upon exercise of the conversion provision under the Note and Guaranty.

“Registration Expenses” has the meaning ascribed to it in Section 5 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Securities Purchase Agreement” has the meaning set forth in Recital A.

“Subsidiary” means any Person of which securities or other ownership interests representing 50% or more of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation.

4. Piggyback Registrations.

(a) Right to Piggyback. Whenever securities of the Corporation are to be registered under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8) and the registration form to be used may be used for the registration of Registrable Shares (a “Piggyback Registration”), the Corporation will give prompt written notice (and in any event within 3 business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation’s securities other than the Registrable Shares and at least 15 days prior to the filing of any registration statement) to all Holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 10 days after the Corporation’s notice has been given.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in such offering in the registration creates a substantial risk that the price per share of Common Stock will be reduced in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration, which shall be included pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the Holders of Registrable Shares if any such holder has requested the registration of less than all the Registrable Shares such Person is entitled to register, and (iii) third, other securities requested to be included in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities, and the managing underwriters advise the Corporation that in their opinion the inclusion of the number of securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced in such offering, the Corporation will include in such registration the Registrable Shares requested to be included in such registration pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares such holder is entitled to register.

(d) Other Registrations. If the Corporation has previously filed a registration statement which includes Registrable Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such previous registration.

(e) Restrictions on Registrations. The Corporation will not be obligated to effect any Piggyback Registration until 180 days after the closing of an Initial Public Offering.

5. Holdback Agreements.

(a) Each Holder hereby agrees that such Holder shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Corporation filed under the Securities Act; provided that:

(i) this restriction shall apply only to the Initial Public Offering;

(ii) such agreement shall not apply to any shares of Common Stock (or other securities) purchased in the Initial Public Offering or purchased in the open market following the Initial Public Offering; and

(iii) all officers and directors of the Corporation who hold capital stock of the Corporation and all stockholders holding two percent (2%) or more of the issued and outstanding capital stock of the Corporation, on an as converted basis, enter into similar agreements.

Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this paragraph shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

(b) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to and during the 90-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-4 or Form S-8), unless the underwriters managing the registered public offering otherwise agree, (ii) to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree and (iii) if requested by the underwriters managing the registered public offering, to use its best efforts to cause each other holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(c) Nothing herein shall prevent a Holder that is a partnership from making a distribution of Registrable Shares to its partners, affiliates, parents or subsidiaries a Holder that is a trust from making a distribution of Registrable Shares to its beneficiaries or a Holder that is a corporation from making a distribution of Registrable Shares to its shareholders, provided that the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

6. Registration Procedures.

(a) Whenever the Holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

(i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, but in no event for a period in excess of 9 months;

(iii) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

(iv) use its best efforts to register or qualify such Registrable Shares under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

(v) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed, or if no similar securities issued by the Corporation are then listed on a securities exchange, either a securities exchange or the Nasdaq National Market, as selected by the Corporation;

(vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

(vii) enter into customary agreements (including underwriting agreements) and take all such other actions as the Holder or Holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, but not limited to, effecting a stock split or a combination of shares);

(viii) make available for inspection by each seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(ix) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(x) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(xi) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the Holder or Holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

(xii) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(xiii) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(xiv) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (A) an opinion of counsel, addressed to the underwriters, covering such matters as such underwriters and Sellers may reasonably request, including, but not limited to, opinions to the effect that (1) such registration statement has become effective under the Securities Act; (2) to the best of such counsel’s knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (3) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel does not need to express an opinion as to financial statements or other financial or statistical data contained therein); (4) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel has no reason to believe that the registration statement, the prospectus, or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein); (5) subject to customary materiality and knowledge limitations, the descriptions in the registration statement, the prospectus, or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments are accurate in all material respects; and (6) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement, the prospectus, or any amendment or supplement thereto which are not described as required nor (to the best knowledge of such counsel) of any contracts or documents or instruments of the character required to be described in the registration statement, the prospectus, or any amendment or supplement thereto or to be filed as described or filed as required; and (B) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters, covering such matters as such underwriters may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Corporation included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

(b) The Corporation may require each seller of Registrable Shares as to which any registration is being effected to furnish to the Corporation such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Shares as the Corporation may from time to time reasonably request in writing. Each Holder of Registrable Shares agrees to furnish such information to the Corporation and to cooperate with the Corporation as reasonably necessary to enable the Corporation to comply with the provisions of this Agreement.

7. Registration Expenses. All expenses incident to the Corporation’s performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called “Registration Expenses”), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

8. Indemnification.

(a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Securities Exchange Act) from and against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys’ fees except as limited by Section 6(c)) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Corporation of any Federal or state securities laws, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. The reimbursements required by this Section 6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

(b) In connection with any registration statement in which a seller of Registrable Shares is participating, each seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act or the Securities Exchange Act) from and against any losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys’ fees except as limited by Section 6(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, in any event, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the fullest extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the matters that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement of omission; provided, that in no event shall the amounts payable in indemnity by a Holder under Section 6 exceed the net proceeds received by such Holder in the registered offering out of which such indemnification arises.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

9. Compliance with Rule 144 and Rule 144A. At any time and from time to time after (a) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act, or (b) the expiration of 90 days following the close of business on the earlier of such date as the Corporation commences to file reports under Section 13 or Section I5(d) of the Securities Exchange Act, the Corporation will (i) forthwith furnish to any holder upon request a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time (ii) make available to the public and such holders such information as will enable the Holders to make sales pursuant to Rule 144, and (iii) file with the Commission in a timely manner all reports and other documents required of the Corporation under The Exchange Act. Unless the Corporation is subject to Section 13 or Section 15(d) of the Securities Exchange Act, the Corporation will provide to any Holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144A promulgated by the Commission, the information described in Rule 144A(d)(4) promulgated by the Commission.

10. Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Holders of a majority of the Registrable Shares requested to be registered will have the right to select the managing underwriters to administer any offering of the Corporation’s securities in which the Corporation does not participate, subject to the prior approval of the Corporation, which approval shall not be unreasonably withheld, and the Corporation will have such right in any offering in which it does participate.

11. Adjustments Affecting Registrable Shares. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration.

12. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

13. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the Holders of not less than two thirds of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Shares and the Corporation. Each Holder acknowledges that by operation of this paragraph the Holders of a majority of the Registrable Shares, acting in conjunction with the Corporation, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

14. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement.

15. Other Registration Rights. Except for the registration rights granted hereunder, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Holders of a majority of the Registrable Shares.

16. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

17. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

18. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

19. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally, or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon receipt, if delivered personally, or mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

If to the Corporation, to:	Harry H. Graves, President Global Energy, Inc. 312 Walnut Street, Suite 2650 Cincinnati, OH 45202

If to Graves, to:	Harry H. Graves c/o Global Energy, Inc. 312 Walnut Street, Suite 2650 Cincinnati, OH 45202

If to the initial Holder of the Registrable Shares, to:

Ohio National Financial Services, Inc. c/o Christopher A. Carlson, Sr. Vice President One Financial Way Cincinnati, OH 45242

If to the Holders of Registrable Shares other than the initial Holders of the Registrable Shares, to the addresses set forth on the stock record books of the Corporation.

20. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in that state.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

IN WITNESS WHEREOF, Assignor has executed this Pledge and Assignment Agreement, this 19th day of January, 2004.

Global Energy, Inc.

/s/ Harry H. Graves
Harry H. Graves

By:	/s/ Harry H. Graves
Harry H. Graves President

ACCEPTED and APPROVED:

Ohio National Financial Services, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson Senior Vice President

State of Ohio	)
County of Hamilton	) ss.

On this 19th day of January, 2004 before me, a Notary Public in and for said County and State, personally appeared Harry H. Graves, President of Global Energy Inc., known by me to be the person who executed the within instrument in behalf of said corporation, and acknowledged to me that he executed the same for the purposes therein stated, and as his free act and deed and as the free act and deed of said corporation.

/s/ Katherine D. Goldsmith
Notary Public My Commission expires:

Katherine Doggett Goldsmith, Attorney at Law NOTARY PUBLIC - STATE OF OHIO My Commission has no expiration date. Section 147.03 O.R.C.

State of Ohio	)
County of Hamilton	) ss.

On this 19th day of January, 2004 before me, a Notary Public in and for said County and State, personally appeared Harry H. Graves, known by me to be the person who executed the within instrument, and acknowledged to me that he executed the same for the purposes therein stated, and as his free act and deed.

/s/ Katherine D. Goldsmith
Notary Public My Commission expires

Katherine Doggett Goldsmith, Attorney at Law NOTARY PUBLIC - STATE OF OHIO My Commission has no expiration date. Section 147.03 O.R.C.

On this 19th day of January, 2004 before me, a Notary Public in and for said County and State, personally appeared Christopher A. Carlson, Senior Vice President of Ohio National Financial Services, Inc., known by me to be the person who executed the within instrument in behalf of said corporation, and acknowledged to me that he executed the same for the purposes therein stated, and as his free act and deed and as the free act and deed of said corporation.

/s/ Katherine D. Goldsmith
Notary Public My Commission expires:

Katherine Doggett Goldsmith, Attorney at Law NOTARY PUBLIC - STATE OF OHIO My Commission has no expiration date. Section 147.03 O.R.C.

Lima Energy Pledge Agreement4